Exhibit 99.1

THE CHILDREN’S PLACE RETAIL STORES, INC. RESCHEDULES

 2009 ANNUAL MEETING OF STOCKHOLDERS TO JULY 31, 2009

Secaucus, NJ, June 9, 2009 – The Children’s Place Retail Stores, Inc. (Nasdaq: PLCE) today announced the rescheduling of its 2009 Annual Meeting of Stockholders to July 31, 2009 from June 26, 2009.  Stockholders of record as of the close of business on June 30, 2009 will be eligible to vote at the Annual Meeting.

As the election of directors is being contested by the Company’s former Chairman and CEO, the proxy rules require that the Securities and Exchange Commission have the opportunity to review and clear proxy statements for the Annual Meeting.  This procedural step necessitated rescheduling of the meeting and selection of a new record date based on the new meeting date.

About The Children’s Place Retail Stores, Inc.

The Children’s Place Retail Stores, Inc. is a leading specialty retailer of children’s merchandise. The Company designs, contracts to manufacture and sells high-quality, value-priced merchandise under the proprietary “The Children’s Place” brand name. As of May 30, 2009, the Company owned and operated 926 The Children’s Place stores and an online store at www.childrensplace.com.

Forward-Looking Statements

This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially.  Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 30, 2009. Included among the risks and uncertainties that could cause actual results, events and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, and the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by the downturn in the economy.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Important Information

In connection with election of directors and any other matters to be presented at the 2009 Annual Meeting of Stockholders, the Company has filed a Schedule 14A with the Securities and Exchange Commission (“SEC”) on June 3, 2009, containing a preliminary proxy statement. This material is not a substitute for the definitive proxy statement or any other documents the Company will file with the SEC. Stockholders are urged to read the definitive proxy statement and any other such documents, when available, which will contain important information about the election of directors and any other matters to be presented at the 2009 Annual Meeting of Stockholders.  Stockholders may obtain free copies of the proxy statement and related documents filed by the Company and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov.  Stockholders also may access a copy of the Company’s proxy statement and other related documents filed by the Company at www.childrensplace.com.  In addition, stockholders may obtain a free copy of the proxy statement (when available) by contacting MacKenzie Partners toll-free at (800) 322-2885 or call collect at (212) 929-5500.

The Company, its directors, nominees and some of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the matters to be considered at the 2009 Annual Meeting of Stockholders. Information about the Company’s directors, nominees and executive officers is contained in the proxy statement.  Information about the participants’ direct or indirect interests in the matters to be considered at the 2009 Annual Meeting of Stockholders is also contained in the proxy statement.

CONTACT:

Investors

Jane Singer

Vice President, Investor Relations, The Children’s Place Retail Stores, Inc.

(201) 453-6955

Media:

George Sard/Paul Caminiti/Nathaniel Garnick

Sard Verbinnen & Co

(212) 687-8080